EXHIBIT 10.13



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                                                                  EXHIBIT 10.13
                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               EDP OPERATING, LTD.
                        (A Colorado Limited Partnership)


         This Second Amendment ("Amendment") to the Second Amended and Restated Agreement of Limited Partnership ("Agreement") of EDP Operating, Ltd., a Colorado Limited Partnership (the "Partnership"), is executed as of the 5th day of December, 1996, but effective as of November 27, 1996, by and between HEPGP Ltd., a Colorado limited partnership (the "General Partner") and Hallwood Energy Partners, L.P., a Delaware limited partnership (the "Limited Partner").

         WHEREAS, Quinoco Energy, Inc. changed its name to Hallwood G.P., Inc. effective May 25, 1990.

         WHEREAS, the former General Partner, Hallwood G.P., Inc. assigned its general partner interest to HEPGP Ltd., effective November 27, 1996.

         WHEREAS, Energy Development Partners, Ltd. was merged into Hallwood Energy Partners, L.P. in May of 1990.

         WHEREAS, it is the desire of the General Partner and the Limited Partner to amend this Agreement to evidence the change of the General Partner.

         WHEREAS, this Amendment does not involve any new, increased or additional contributions to the Partnership.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

                                                    "ARTICLE I
                                                    DEFINITIONS

     General Partner shall mean HEPGP Ltd. or any successor admitted pursuant to
Section 10.4."

         IN WITNESS WHEREOF, the undersigned have executed this Agreements as of the date first set forth above, but effective as of November 27, 1996.



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                              NEW GENERAL PARTNER:

                                   HEPGP Ltd.

                    By: Hallwood G.P., Inc., General Partner


                    By: /s/Cathleen M. Osborn
                       Cathleen M. Osborn, Vice President

                                LIMITED PARTNER:

                         HALLWOOD ENERGY PARTNERS, L.P.

                    By: HEPGP Ltd., General Partner

                    By: Hallwood G.P., Inc.,
                        General Partner


                    By: /s/Cathleen M. Osborn
                        Cathleen M. Osborn, Vice President











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